UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 22, 2014

(Exact name of registrant as specified in its charter)

Connecticut	1-15052	06-1541045
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

157 Church Street, New Haven, Connecticut		06506
(Address of principal executive offices)		(Zip Code)

Registrant's Telephone Number,
Including Area Code		(203) 499-2000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On August 22, 2014, UIL Holdings Corporation (the “Registrant”) disclosed the information, contained in the exhibits attached hereto, relating to its wholly owned utility subsidiaries, The United Illuminating Company, Connecticut Natural Gas Corporation, The Southern Connecticut Gas Company and The Berkshire Gas Company.

The information in this Form 8‑K shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits – The following exhibits are furnished as part of this report:

99.1	Financial Statements of The United Illuminating Company as of and for the three and six months ended June 30, 2014 and 2013 (Unaudited).

99.2	Financial Statements of Connecticut Natural Gas Corporation as of June 30, 2014 and December 31, 2013 and for the three and six months ended June 30, 2014 and 2013 (Unaudited).

99.3	Financial Statements of The Southern Connecticut Gas Company as of June 30, 2014 and December 31, 2013 and for the three and six months ended June 30, 2014 and 2013 (Unaudited).

99.4	Financial Statements of The Berkshire Gas Company as of June 30, 2014 and December 31, 2013 and for the three and six months ended June 30, 2014 and 2013 (Unaudited).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UIL HOLDINGS CORPORATION
Registrant

Date: 8/22/14	By	/s/	Steven P. Favuzza
Steven P. Favuzza
Vice President and Controller

Exhibit Index

Exhibit	Description

99.1	Financial Statements of The United Illuminating Company as of and for the three and six months ended June 30, 2014 and 2013 (Unaudited).

99.2	Financial Statements of Connecticut Natural Gas Corporation as of June 30, 2014 and December 31, 2013 and for the three and six months ended June 30, 2014 and 2013 (Unaudited).

99.3	Financial Statements of The Southern Connecticut Gas Company as of June 30, 2014 and December 31, 2013 and for the three and six months ended June 30, 2014 and 2013 (Unaudited).

99.4	Financial Statements of The Berkshire Gas Company as of June 30, 2014 and December 31, 2013 and for the three and six months ended June 30, 2014 and 2013 (Unaudited).